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                                                                    EXHIBIT 10.8




                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") is made and entered into as of the 1st day of June, 2000, by and among MTR GAMING GROUP, INC., a Delaware corporation ("MTRI"), MOUNTAINEER PARK, INC., a West Virginia corporation ("MPI"), SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation ("SGLVI") and SPEAKEASY GAMING OF RENO, INC., a Nevada corporation ("SGRI" and together with MTRI, MPI and SGLVI, collectively referred to as the "Borrowers") and WELLS FARGO BANK, National Association, as Lender and as the administrative and collateral agent for the Lenders (herein in such capacity called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks").

                                R E C I T A L S:

                  WHEREAS:

                  A. Borrowers, Agent Bank and Lender entered into a Credit Agreement dated as of December 20, 1999 (the "Existing Credit Agreement") for the purpose of establishing a reducing revolving credit facility in favor of Borrowers in the initial maximum principal amount of Thirty Million Dollars ($30,000,000.00). As of April 1, 2000, the Maximum Scheduled Balance was reduced to Twenty-Eight Million Five Hundred Thousand Dollars ($28,500,000.00).

                  B. For the purpose of this First Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

                  C. Borrowers desire to amend the Existing Credit Agreement for the following purposes:

                           (i) increasing the Aggregate Commitment on a short
                  term basis from Twenty-Eight Million Five Hundred Thousand Dollars ($28,500,000.00) to Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00) and revising the Aggregate Commitment Reduction Schedule for the purpose of increasing the Maximum Scheduled Balance by Ten Million Dollars ($10,000,000.00) for a revised Maximum Scheduled Balance of Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00) as of the First Amendment Effective Date through August 1, 2000;

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                           (ii) waiving compliance, on a one-time basis only,
                  with the Adjusted Fixed Charge Coverage Ratio for the Fiscal Quarter ended March 31, 2000; and

                           (iii) permitting Borrowers to make Share Repurchases
                  up to the maximum aggregate amount of Three Million Dollars ($3,000,000.00).

                  D. Banks have agreed to make the amendments set forth in the preceding recital paragraph subject to the terms, conditions and provisions set forth in this First Amendment.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the amendments and modifications to the Existing Credit Agreement in each instance effective as of the First Amendment Effective Date, as specifically hereinafter provided as follows:

                  1. DEFINITIONS. Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

                  "Agent Bank" shall mean WFB in its capacity as administrative and collateral agent for Lenders.

                  "Aggregate Commitment" shall mean reference to the aggregate amount committed by Lenders for advance to or on behalf of Borrowers as Borrowings under the Credit Facility in the principal amount of Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00), as of the First Amendment Effective Date and continuing until August 1, 2000, and on August 1, 2000, reduced to the principal amount of Twenty-Eight Million Five Hundred Thousand Dollars ($28,500,000.00) and thereafter as reduced on each Reduction Date by the Scheduled Reductions to the Maximum Scheduled Balance, and further subject to the additional reductions and/or limitations for advance as set forth or incorporated in the definition of Maximum Permitted Balance.

                  "Aggregate Commitment Reduction Schedule" shall mean the Aggregate Commitment Reduction Schedule marked "Schedule 2.01(c)", affixed to the First Amendment and by this reference incorporated herein and made a part hereof, setting forth the Scheduled Reductions and Maximum Scheduled Balance as of each Reduction Date under the Credit Facility.



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                  "Commitment Increase" shall mean the increase of the Maximum
Scheduled Balance by Ten Million Dollars ($10,000,000.00) for the short term period beginning on the First Amendment Effective Date through August 1, 2000.

                  "Credit Agreement" shall mean the Existing Credit Agreement as amended by the First Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

                  "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the First Amendment.

                  "First Amendment" shall mean the First Amendment to Credit Agreement.

                  "First Amendment Effective Date" shall mean June 6, 2000.

                  "Maximum Scheduled Balance" shall mean the maximum amount of scheduled principal which may be outstanding on the Credit Facility from time to time in the amount of Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00) as of the First Amendment Effective Date through August 1, 200 and thereafter in the amount of Twenty-Eight Million Five Hundred Thousand ($28,500,000.00), as further reduced from time to time by the Scheduled Reductions as set forth on the Aggregate Commitment Reduction Schedule.

                  "Note" shall mean the Revolving Credit Note (First Restated), a copy of which is marked "Exhibit A", affixed to the First Amendment and by this reference incorporated herein and made a part hereof, executed by Borrowers on or before the First Amendment Effective Date, payable to the order of Agent Bank on behalf of the Lenders, evidencing the Credit Facility, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

                  "Share Repurchases" shall mean the purchase of shares of the common voting stock of MTRI by Borrowers, or any of them, on the open market.

                  2. REVISION OF REDUCTION SCHEDULE. As of the First Amendment Effective Date, the Aggregate Commitment Reduction Schedule shall be fully amended and restated by the Aggregate Commitment Reduction Schedule attached to the First Amendment as Schedule 2.01(c). The Maximum Scheduled Balance shall be revised so as to make available to the Borrower an additional Ten Million Dollars ($10,000,000.00) to the Maximum Scheduled Balance during the period commencing on the First Amendment Effective Date and ending on August 1, 2000.


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                  3. ONE-TIME WAIVER OF MINIMUM ADJUSTED FIXED CHARGE COVERAGE
RATIO VIOLATION. As of the First Amendment Effective Date, Lender shall and does hereby waive the violation of the minimum Adjusted Fixed Charge Coverage Ratio covenant set forth in Section 6.02 of the Existing Credit Agreement, which violation occurred as of the Fiscal Quarter ended March 31, 2000.

                  4. CARVE-OUT FOR SHARE REPURCHASES. Notwithstanding any contained in Section 6.05 of the Existing Credit Agreement entitled "Restriction on Distributions", Borrowers and Banks hereby agree that on and after May 1, 2000 Borrowers may make Share Repurchases up to the cumulative maximum aggregate principal amount of Three Million Dollars ($3,000,000.00).

                  5. CONDITIONS PRECEDENT TO FIRST AMENDMENT EFFECTIVE DATE.
The occurrence of the First Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before June 9, 2000:

                  a. Due execution by Borrowers and Banks of four (4) duplicate originals of this First Amendment;

                  b. Due execution by Borrowers of the original Revolving Credit Note (First Restated);

                  c. Corporate resolutions or other evidence of requisite authority of each of the Borrowers to execute the First Amendment;

                  d. Borrowers shall have executed and delivered to Agent Bank any amendments to the Security Documentation reasonably requested by Agent Bank for the purpose of securing repayment of the Commitment Increase and shall pay the costs of a 110.5 endorsement or other applicable endorsement to the Title Insurance Policies evidencing its continued application to the Credit Facility, as increased by the Commitment Increase, and to the Security Documentation;

                  e. Reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Commitment Increase, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the First Amendment Effective Date; and


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                  f. Such other documents, instruments or conditions as may be reasonably required by Lenders.

                  6. REPRESENTATIONS OF BORROWERS. Borrowers hereby represent to the Banks that:

                           a. The representations and warranties contained in
Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the First Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

                           b. Since the date of the most recent financial
statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change has occurred;

                           c. After giving effect to the First Amendment, no
event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

                           d. The execution, delivery and performance of this
First Amendment has been duly authorized by all necessary action of Borrowers and this First Amendment constitutes a valid, binding and enforceable obligation of Borrowers.

                  7. INCORPORATION BY REFERENCE. This First Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

                  8. GOVERNING LAW. This First Amendment shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

                  9. COUNTERPARTS. This First Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.


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                  10. CONTINUANCE OF TERMS AND PROVISIONS. All of the terms and provisions of the Credit Agreement shall remain unchanged except as specifically modified herein.

                  11. ADDITIONAL/REPLACEMENT SCHEDULES AND EXHIBITS ATTACHED. The following additional and replacement Schedules and Exhibits are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

        Schedule 2.01(c) - Aggregate Commitment Reduction Schedule

        Exhibit A -        Revolving Credit Note (First Restated) - Form




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                  IN WITNESS WHEREOF, the parties hereto have executed this
First Amendment as of the day and year first above written.

                                   BORROWERS:

                                   MTR GAMING GROUP, INC.,
                                   a Delaware corporation


                                   By /s/ Edson R. Arneault
                                   -----------------------------
                                    Edson R. Arneault,
                                    President



                                   MOUNTAINEER PARK, INC.,
                                   a West Virginia corporation


                                   By /s/ Edson R. Arneault
                                   -----------------------------
                                     Edson R. Arneault,
                                     President



                                  SPEAKEASY GAMING OF LAS VEGAS,
                                  INC., a Nevada corporation


                                  By /s/ Edson R. Arneault
                                   -----------------------------
                                    Edson R. Arneault,
                                    President



                                  SPEAKEASY GAMING OF RENO,
                                  INC., a Nevada corporation

                                  By /s/ Edson R. Arneault
                                   -----------------------------
                                    Edson R. Arneault,
                                    President



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                                  BANKS:

                                  WELLS FARGO BANK,
                                  National Association,
                                  Agent Bank and Lender



                                  By /s/ Virginia Christenson
                                   -----------------------------
                                    Virginia Christenson,
                                    Assistant Vice President














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